UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: November 16, 2009

(Date of earliest event reported)

QUEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33787 (Commission File Number)	26-0518546 (I.R.S. Employer Identification Number)

210 Park Avenue, Suite 2750

Oklahoma City, Oklahoma 73102

(Address of principal executive offices, including zip code)

(405) 600-7704

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 16, 2009, Quest Cherokee, LLC (“Quest Cherokee”), Quest Energy Partners, L.P. (the “Partnership”) and Quest Cherokee Oilfield Service, LLC (“QCOS”) entered into a Fifth Amendment to Second Lien Senior Term Loan Agreement (the “Fifth Amendment”) to extend the maturity date of the Second Lien Senior Term Loan Agreement, as amended, from November 16, 2009 to November 20, 2009. The Fifth Amendment is among Quest Cherokee, as borrower, the Partnership, QCOS and STP Newco, Inc., as guarantors, Royal Bank of Canada, as administrative agent and collateral agent, KeyBank National Association, as syndication agent, Société Générale, as documentation agent, and the lenders party thereto.

The summary of the Fifth Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the Fifth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

The Partnership is filing the following disclosure to correct an error in the Partnership’s annual report on Form 10-K/A for the fiscal year ended December 31, 2008 (the “2008 Form 10-K/A”).

•

In the table under Note 19 – Supplemental Information on Oil and Gas Producing Activities (Unaudited)—Oil and Gas Reserve Quantities on page F-66 in the notes to consolidated/carve-out financial statements, the Partnership inadvertently reflected the “Purchases of reserves in place” for gas as 87,082,455 Mcf instead of 31,588,256 Mcf, the correct amount, which resulted in “Revisions of previous estimates” being reflected as (123,204,433) Mcf instead of (67,710,234) Mcf, the correct amount.

•

In the same table, the Partnership inadvertently reflected the “Purchases of reserves in place” for oil as 1,548,357 Bbls instead of 977,169 Bbls, the correct amount, which resulted in “Revisions of previous estimates” being reflected as (833,070) Bbls instead of (261,882) Bbls, the correct amount.

•

In the second table under Note 19 – Supplemental Information on Oil and Gas Producing Activities (Unaudited)—Standardized Measure of Discounted Future Net Cash Flows on page F-68, the Partnership inadvertently reflected (dollars in thousands) $108,838 as “Purchases of reserves in – place” instead of $47,647, the correct amount, which resulted in “Revisions of previous quantity estimates being reflected as $(144,785) instead of $(83,595), the correct amount.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number		Description

10.1

Fifth Amendment to Second Lien Senior Term Loan Agreement, dated as of November 16, 2009, by and among Quest Cherokee, LLC, Quest Energy Partners, L.P., Quest Cherokee Oilfield Service, LLC, STP Newco, Inc., Royal Bank of Canada, KeyBank National Association, Société Générale and the Lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST ENERGY PARTNERS, L.P.
By: Quest Energy GP, LLC, its General Partner

By:	/s/ David Lawler
David Lawler, Chief Executive Officer

Date: November 20, 2009